Exhibit 10.1
FORM OF LOCK-UP AGREEMENT

___, 2026

NORTHLAND SECURITIES, INC.
As Representative of the several Underwriters
listed in Schedule 1 to the Underwriting Agreement
referred to below

c/o Northland Securities, Inc.
150 South Fifth Street, Suite 3300
Minneapolis, Minnesota 55402

Re: Blaize Holdings, Inc. — Public Offering

Ladies and Gentlemen:

The undersigned understands that you, as representative of the several underwriters (the “Representative”), propose to enter into an underwriting agreement (the “Underwriting Agreement”) with Blaize Holdings, Inc., a Delaware corporation (the “Company”), providing for the public offering (the “Public Offering”) by the underwriters listed in Schedule 1 to the Underwriting Agreement (the “Underwriters”), of shares of common stock, par value $0.0001 per share (the “Common Stock”), of the Company (the “Securities”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

In consideration of the Underwriters’ agreement to purchase and make the Public Offering of the Securities, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of the Representative, the undersigned will not, and will not cause any direct or indirect affiliate to, during the period beginning on the date hereof and ending at the close of business 60 days after the date of the final prospectus supplement relating to the Public Offering (such period, the “Restricted Period”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (including without limitation, Common Stock or such other securities which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant) (collectively with the Common Stock, the “Lock-Up Securities”), (2) enter into any hedging, swap or other agreement or transaction that transfers, in whole or in part, any of the economic consequences of ownership of the Lock-Up Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Lock-Up Securities, in cash or otherwise, (3) make any demand for or exercise any right with respect to the registration of any Lock-Up Securities, or (4) publicly disclose the intention to do any of the foregoing. During the Restricted Period, the undersigned acknowledges and agrees that the foregoing precludes the undersigned from engaging in any hedging or other transactions or arrangements (including, without limitation, any short sale or the purchase or sale of, or entry into, any put or call option, or combination thereof, forward, swap or any other derivative transaction or instrument, however described or defined) designed or intended, or which could reasonably be expected to lead to or result in, a sale or disposition or transfer (whether by the undersigned or any other person) of any economic consequences of ownership, in whole or in part, directly or indirectly, of any Lock-Up Securities, whether any such transaction or arrangement (or instrument provided for thereunder) would be settled by delivery of Lock-Up Securities, in cash or otherwise. The undersigned further confirms that the undersigned has furnished the Underwriters with the details of any transaction the undersigned, or any of the undersigned’s affiliates, is a party to as of the date hereof, which transaction would have been restricted by this agreement (the “Lock-Up Agreement”) if it had been entered into by the undersigned during the Restricted Period.

Notwithstanding the foregoing, the undersigned may:

(a) transfer or dispose of the undersigned’s Lock-Up Securities:

(i) as a bona fide gift or gifts, or for bona fide tax planning or estate planning purposes,

(ii) by will or intestacy,

(iii) to any (A) immediate family of the undersigned or (B) trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, or if the undersigned is a trust, to a trustor or beneficiary of the trust or to the estate of a beneficiary of such trust (for purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, current or former marriage, domestic partnership or adoption, not more remote than first cousin),

(iv) to a corporation, partnership, limited liability company or other entity of which the undersigned or the immediate family of the undersigned are the legal and beneficial owner of all of the outstanding equity securities or similar interests,

(v) to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (i) through (iv) above,

(vi) if the undersigned is a corporation, partnership, limited liability company, trust or other business entity, (A) to another corporation, partnership, limited liability company, trust or other business entity that is an affiliate (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended) of the undersigned, or to any investment fund or other entity controlling, controlled by, managing or managed by or under common control with the undersigned or affiliates of the undersigned (including, for the avoidance of doubt, where the undersigned is a partnership, to its general partner or a successor partnership or fund, or any other funds managed by such partnership), or (B) as part of a distribution or transfer to members, partners, shareholders or other equityholders of the undersigned,

(vii) by operation of law, such as pursuant to a qualified domestic order, divorce settlement, divorce decree or separation agreement, or related court order,

(viii) to the Company from an employee of the Company upon death, disability or termination of employment, in each case, of such employee,

(ix) as part of a sale of the undersigned’s Lock-Up Securities acquired in the Public Offering and any transaction with respect to shares of Common Stock acquired in open market transactions after the completion of the Public Offering,

(x) (i) by surrender or forfeiture of Common Stock or other securities of the Company to the Company to satisfy tax withholding obligations upon exercise or vesting or the exercise price upon a cashless net exercise, in each case, of stock options, restricted stock, other equity awards, warrants or other rights to acquire Common Stock that are outstanding on the date hereof, or (ii) in connection with sales of shares of Common Stock upon the vesting of restricted stock or restricted stock units, so long as such sale is effected solely in an amount sufficient to cover withholding taxes due in connection with such restricted stock or restricted stock units; provided that (A) any filing under Section 16 of the Exchange Act shall indicate in the footnotes thereto that the filing relates to the applicable circumstances described in this clause and (B) no other public announcement shall be required or shall be made voluntarily in connection with such transfer;

(xi) pursuant to a trading plan pursuant to a Trading Plan (as defined below) that is existing on the date hereof, provided that (A) any filing under Section 16 of the Exchange Act shall indicate in the footnotes thereto that the filing relates to the applicable circumstances described in this clause and (B) no other public announcement shall be required or shall be made voluntarily in connection with such transfer; or

 (xii) pursuant to a bona fide third-party tender offer, merger, consolidation, stock exchange or other similar transaction that is approved by the Board of Directors of the Company and made to all holders of the Company’s capital stock involving a Change of Control of the Company. For purposes hereof, “Change of Control” shall mean the transfer (whether by tender offer, merger, consolidation, stock exchange or other similar transaction), in one transaction or a series of related transactions, to a person or group of affiliated persons (other than the Underwriters pursuant to the Public Offering), of shares of capital stock if, after such transfer, such person or group of affiliated persons would hold more than 50% of the outstanding voting securities of the Company (or the surviving entity); provided that in the event that such tender offer, merger, consolidation, stock exchange or other similar transaction is not completed, the undersigned’s Lock-Up Securities shall remain subject to the provisions of this Lock-Up Agreement;

provided that (A) in the case of any transfer or distribution pursuant to clauses (a)(i), (ii), (iii), (iv), (v) and (vi), such transfer shall not involve a disposition for value, (B) in the case of any transfer or distribution pursuant to clauses (a)(i), (ii), (iii), (iv), (v), (vi) and (vii), each donee, devisee, transferee or distributee shall execute and deliver to the Representative a lock-up agreement in the form of this Lock-Up Agreement and (C) in the case of any transfer or distribution pursuant to clauses (a)(i), (iii) (vii), (viii), (ix), and (x) it shall be a condition to such transfer that no public filing, report or announcement shall be voluntarily made and if any filing under Section 16(a) of the Exchange Act, or other public filing, report or announcement reporting a reduction in beneficial ownership of shares of Common Stock in connection with such transfer or distribution shall be legally required during the Restricted Period, such filing, report or announcement shall clearly indicate the nature and conditions of such transfer in the footnotes thereto or by transaction code;

(b) exercise outstanding options or warrants, or settle restricted stock, restricted stock units, performance units or other equity awards pursuant to plans described in the Registration Statement, the Pricing Disclosure Package and the Prospectus; provided that any Lock-up Securities received upon such exercise, vesting or settlement shall be subject to the terms of this Lock-Up Agreement; provided that if the undersigned is required to make any filing under Section 16(a) of the Exchange Act, or other public filing, report or announcement during the Restricted Period, the undersigned shall clearly indicate that the filing relates to the circumstances described in this clause by footnotes thereto or transaction code and that the shares of Common Stock received upon the exercise, vesting or settlement, as applicable, are subject to this Lock-Up Agreement, and no public filing, report or announcement shall be voluntarily made; and

(c) establish trading plans pursuant to Rule 10b5-1 under the Exchange Act for the transfer of shares of Lock-Up Securities (each such plan, a “Trading Plan”); provided that (1) such Trading Plans do not provide for the transfer of Lock-Up Securities during the Restricted Period and (2) no filing by any party under the Exchange Act or other public announcement shall be made voluntarily during the Restricted Period in connection with such trading plan and if any such filing or public announcement shall be legally required during the Restricted Period, such filing or public announcement shall clearly indicate therein that none of the securities subject to such plan may be transferred, sold or otherwise disposed of pursuant to such plan until after expiration of the Restricted Period.

The terms of this Lock-Up Agreement shall not apply to any Lock-Up Securities that are sold or transferred pursuant to the terms of any Trading Plans that are outstanding and in effect as of the date of this Lock-Up Agreement.

If the undersigned is not a natural person, the undersigned represents and warrants that no single natural person, entity or “group” (within the meaning of Section 13(d)(3) of the Exchange Act) other than a natural person, entity or “group” (as described above) that has executed a Lock-Up Agreement in substantially the same form as this Lock-Up Agreement, beneficially owns, directly or indirectly, 50% or more of the common equity interests, or 50% or more of the voting power, in the undersigned.

If the undersigned is an executive officer or director of the Company, (i) the Underwriters agree that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of shares of Lock-Up Securities, the Underwriters will notify the Company of the impending release or waiver, and (ii) the Company has agreed in the Underwriting Agreement to announce the impending release or waiver through a major news service at least two business days before the effective date of the release or waiver. Any release or waiver granted by the Underwriters hereunder to any such executive officer or director shall only be effective two business days after the publication date of such announcement. The provisions of this paragraph will not apply if (a) the release or waiver is effected solely to permit a transfer not for consideration or that is to an immediate family member as defined in FINRA Rule 5130(i)(5) and (b) the transferee has agreed in writing to be bound by the same terms described in this Lock-Up Agreement to the extent and for the duration that such terms remain in effect at the time of the transfer.

In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned acknowledges and agrees that the Underwriters have not provided any recommendation or investment advice nor have the Underwriters solicited any action from the undersigned with respect to the Public Offering of the Securities and the undersigned has consulted its own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate. The undersigned further acknowledges and agrees that, although each Underwriter may be required or choose to provide certain Regulation Best Interest and Form CRS disclosures to you in connection with the Public Offering, none of the Representative or any other Underwriter is making a recommendation to you to enter into this Lock-Up Agreement and nothing set forth in such disclosures is intended to suggest that the Representative or any other Underwriter is making such a recommendation.

The undersigned understands that, (i) if the Underwriting Agreement does not become effective by May 31, 2026, (ii) if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder, (iii) the Company notifies the Representative, or the Representative notifies the Company, in writing prior to the execution of the Underwriting Agreement that it does not intend to proceed with the Public Offering, or (iv) prior to payment for the Securities, the Registration Statement is withdrawn prior to the execution of the Underwriting Agreement, then, in each case, the Lock-Up Agreement shall automatically terminate and be of no further force or effect and undersigned shall be released from all obligations under this Lock-Up Agreement, without any further action of any party hereto. The undersigned understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Lock-Up Agreement.

The undersigned hereby consents to receipt of this Lock-Up Agreement in electronic form and understands and agrees that this Lock-Up Agreement may be signed electronically. In the event that any signature is delivered by facsimile transmission, electronic mail, or otherwise by electronic transmission (including any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) evidencing an intent to sign this Lock-Up Agreement, such facsimile transmission, electronic mail or other electronic transmission shall create a valid and binding obligation of the undersigned with the same force and effect as if such signature were an original. Execution and delivery of this Lock-Up Agreement by facsimile transmission, electronic mail or other electronic transmission is legal, valid and binding for all purposes.

[Signature page follows]

This Lock-Up Agreement and any claim, controversy or dispute arising under or related to this Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York.

Very truly yours,

Name of Security Holder (Print exact name)

By:
Signature

If not signing in an individual capacity:

Name of Authorized Signatory (Print)

Title of Authorized Signatory (Print)

(indicate capacity of person signing if signing as custodian, trustee, or on behalf of an entity)

[Signature page to Lock-Up Agreement]